UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 10, 2009
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Date of Report (Date of earliest event reported)

THE PEPSI BOTTLING GROUP, INC.
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(Exact name of registrant as specified in its charter)

Delaware
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(State or Other Jurisdiction of Incorporation)

1-14893	13-4038356
(Commission File Number)	(IRS Employer Identification No.)

One Pepsi Way, Somers, NY 10589
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(Address of Principal Executive Offices) (Zip Code)

(914) 767-6000
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(Registrant's telephone number, including area code)

N/A
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02     Results of Operations and Financial Condition.

On February 10, 2009, The Pepsi Bottling Group, Inc. announced its financial results for its fourth quarter and its full year ended December 27, 2008 as described in the press release furnished hereto as Exhibit 99.1, which is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(a)       Not Applicable.

(b)       Not Applicable.

(c)       Not Applicable.

(d)       Exhibit 99.1 - Press release dated February 10, 2009, which is being furnished hereto pursuant to Item 2.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEPSI BOTTLING GROUP, INC.
(Registrant)

Date:	February 10, 2009	By:	/s/ David Yawman
(Signature)
David Yawman, Vice President,
Associate General Counsel and Assistant
Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by The Pepsi Bottling Group, Inc., dated February 10, 2009.